UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2020

Advantage Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38990	83-4629508
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18100 Von Karman Avenue, Suite 1000 Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 797-2900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Shares of Class A common stock, $0.0001 par value per share	ADV	The NASDAQ Stock Market LLC
Warrants	ADVWW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On November 3, 2020, Advantage Solutions Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of the Transactions and related matters under Items 1.01, 2.01, 2.03, 3.02, 5.01, 5.02, 8.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Report to include additional matters related to the closing of the Transactions under Items 3.03, 4.01, 5.03, 5.05 and 5.06 of Form 8-K.

Unless the context otherwise requires, “we,” “us,” “our,” “Advantage” and the “Company” refer to Advantage Solutions Inc., a Delaware corporation (f/k/a Conyers Park II Acquisition Corp., a Delaware corporation), and its consolidated subsidiaries following the Closing (as defined below), and ASI Intermediate Corp., a Delaware corporation (f/k/a Advantage Solutions, Inc., a Delaware corporation), and its consolidated subsidiaries prior to the Closing. Unless the context otherwise requires, references to “Conyers Park” refer to Conyers Park II Acquisition Corp., a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 3.03.	Material Modification to Rights of Security Holders.

As disclosed in Item 2.01 above, the Company’s Class A common stock and warrants commenced trading on NASDAQ under the symbols “ADV” and “ADVWW,” respectively, on October 29, 2020, subject to ongoing review of the Company’s satisfaction of all listing criteria following the business combination, in lieu of the Class A common stock and warrants of Conyers Park. Conyers Park’s units ceased trading separately on NASDAQ on October 28, 2020.

Second Amended and Restated Certificate of Incorporation

Reference is made to the disclosure set forth under Item 5.03 of this Report relating to amendments to Conyers Park’s amended and restated certificate of incorporation, which is incorporated herein by reference. Upon the closing of the business combination, Conyers Park’s amended and restated certificate of incorporation, dated July 17, 2019, was replaced with the second amended and restated certificate of incorporation.

Second Amended and Restated Bylaws

Upon the closing of the business combination, Conyers Park’s amended and restated bylaws, dated as of July 17, 2019, were amended and restated to be consistent with the Company’s second amended and restated certificate of incorporation and to make certain other changes that Conyers Park’s board of directors deemed appropriate for a public company, as further described in the Proxy Statement, which description is incorporated herein by reference. This summary is qualified in its entirety by reference to the text of the second amended and restated bylaws, which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On October 28, 2020, the Audit Committee of the Board dismissed WithumSmith+Brown, PC (“Withum”), Conyers Park’s independent registered public accounting firm prior to the business combination, as Conyers Parks’ independent registered public accounting firm.

The report of Withum on Conyers Park’s, the Company’s legal predecessor, balance sheet as of December 31, 2019 and the statements of operations, changes in stockholders’ equity and cash flows for the period from May 2, 2019 (inception) to December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from May 2, 2019 (inception) to December 31, 2019 and subsequent interim period through October 28, 2020, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on Conyers Park’s financial statements for such period.

During the period from May 2, 2019 (inception) to December 31, 2019 and subsequent interim period through October 28, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated November 3, 2020, is filed as Exhibit 16.1 to this Report.

(b) Disclosures regarding the new independent auditor.

On October 28, 2020, the Audit Committee of the Board approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2020. PwC served as independent registered public accounting firm of Advantage prior to the business combination. During the years ended December 31, 2019 and December 31, 2018 and the subsequent interim period through October 28, 2020, we did not consult with PwC with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that PwC concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Transactions, Conyers Park amended its amended and restated certificate of incorporation to (i) change the name of the company from “Conyers Park II Acquisition Corp.” to “Advantage Solutions Inc.”; (ii) increase the total number of shares of authorized capital stock from 551,000,000 shares to 3,300,000,000 shares, which consist of (A) increasing the authorized number of shares of (I) Class A common stock from 500,000,000 shares to 3,290,000,000 shares and (II) preferred stock from 1,000,000 shares to 10,000,000 shares, and (B) eliminating the Class B common stock; (iii) remove provisions that will no longer be applicable to the Company after the Merger and (iv) certain other changes. Reference is made to the disclosure described in the Proxy Statement in the Section entitled “Proposal No. 2—The Charter Proposal” beginning on page 149 thereof, which is incorporated herein by reference. As described below, the shareholders of Conyers Park approved this amendment and restatement at the Special Meeting. This summary is qualified in its entirety by reference to the text of the second amended and restated certificate of incorporation, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective October 28, 2020, the Board adopted a new Code of Business Conduct and Ethics (the “Revised Code”). The Revised Code applies to employees, officers and directors of the Company, as well as to the Company’s agents, representatives and consultants. The Revised Code was adopted to reflect what the Company considers to be current best practices and policies for an operating company and to make certain technical, administrative, non-substantive amendments to the prior Code of Business Conduct and Ethics. The adoption of the Revised Code did not relate to or result in any waiver, explicit or implicit, of any provision of the prior Code of Business Conduct and Ethics.

The above description of the Revised Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Revised Code, a copy of which is filed as Exhibit 14.1 hereto and incorporated herein by reference. The Revised Code is also available on the Company’s investor relations website (https://ir.advantagesolutions.net/) under the link “Corporate Governance.” The contents of the Company’s website are not incorporated by reference in this Report or made a part hereof for any purpose.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

Incorporated by Reference
Exhibit Number	Description	Form	File No.	Exhibit	Filing Date

2.1†	Agreement and Plan of Merger, dated as of September 7, 2020, by and among Conyers Park II Acquisition Corp., CP II Merger Sub, Inc., Advantage Solutions Inc., and Karman Topco L.P.	8-K	001-38990	2.1	September 8, 2020

3.1	Second Amended and Restated Certificate of Incorporation of Advantage Solutions Inc.

3.2	Second Amended and Restated Bylaws of Advantage Solutions Inc.

4.1	Specimen Common Stock Certificate

4.2	Warrant Agreement, dated July 22, 2019, between Conyers Park II Acquisition Corp. and Continental Stock Transfer & Trust Company	8-K	001-38990	4.1	July 22, 2019

4.3	Specimen Warrant Certificate (included in Exhibit 4.2)

4.4	Indenture, dated as of October 28, 2020, among Advantage Solutions FinCo LLC, Advantage Sales & Marketing Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent

4.5	Form of 6.50% Senior Secured Notes due 2028 (included in Exhibit 4.4)

10.1	Sponsor Agreement, dated as of September 7, 2020, by and among Conyers Park II Sponsor LLC, the other holders of Acquiror Class B Common Stock set forth therein, Conyers Park II Acquisition Corp., and Advantage Solutions Inc.	8-K	001-38990	10.1	September 8, 2020

10.2	Amended and Restated Stockholders Agreement, dated as of October 27, 2020, by and among Conyers Park II Acquisition Corp., Karman Topco L.P., CVC ASM Holdco, L.P., the entities identified on the signature pages thereto under the heading “LGP Stockholders”, BC Eagle Holdings, L.P., and Conyers Park II Sponsor LLC

10.3	Registration Rights Agreement, dated as of September 7, 2020 by and between Karman Topco L.P., Karman II Coinvest LP, Green Equity Investors VI, L.P., Green Equity Investors Side VI, L.P., LGP Associates VI-A LLC, LGP Associates VI-B LLC, CVC ASM Holdco, LP, JCP ASM Holdco, L.P., Karman Coinvest L.P., Centerview Capital, L.P., Centerview Employees, L.P., BC Eagle Holdings, L.P. and Yonghui Investment Limited, Conyers Park II Sponsor LLC and the other holders of Common Series B Units, Vested Common Series C Units and Vested Common Series C-2 Units of Holdings listed on the schedule thereto as Contributing Investors.

10.4	Form of Investor Subscription Agreement	8-K	001-38990	10.4	September 8, 2020

10.5	Form of Sponsor Subscription Agreement	8-K	001-38990	10.5	September 8, 2020

10.6#	Advantage Solutions Inc. 2020 Incentive Plan

10.6(a)#	Form of Stock Option Award Grant Notice and Agreement under the Advantage Solutions Inc. 2020 Incentive Plan

10.6(b)#	Form of Restricted Stock Award Grant Notice and Agreement under the Advantage Solutions Inc. 2020 Incentive Plan

10.7#	Advantage Solutions Inc. 2020 Employee Stock Purchase Plan

10.8#	Amended and Restated Employment Agreement, dated December 17, 2010, by and between Tanya Domier and Advantage Sales & Marketing LLC

10.8(a)#	Amendment No. 1 to Amended and Restated Employment Agreement, dated October 1, 2013, by and between Tanya Domier and Advantage Sales & Marketing LLC

10.8(b)#	Amendment No. 2 to Amended and Restated Employment Agreement, dated October 1, 2014, by and between Tanya Domier and Advantage Sales & Marketing LLC

10.8(c)#	Amendment No. 3 to Amended and Restated Employment Agreement, dated June 11, 2020, by and between Tanya Domier and Advantage Sales & Marketing LLC

10.9#	Second Amended and Restated Employment Agreement, dated September 3, 2019, by and between Brian Stevens and Advantage Sales & Marketing LLC

10.10#	Amended and Restated Employment Agreement, dated September 3, 2019, by and between Jill Griffin and Advantage Sales & Marketing LLC

10.11#	Form of Indemnification Agreement

10.12#	Form of Letter Agreement Regarding Management Incentive Plan Payments Acceleration

10.13#	Letter Agreement, dated November 1, 2020, by and between Tanya Domier and ASI Intermediate Corp.

10.14	Eighth Amended and Restated Agreement of Limited Partnership for Karman Topco L.P., dated as of September 7, 2020

10.15	ABL Revolving Credit Agreement, dated October 28, 2020, by and among Advantage Sales & Marketing Inc., as Borrower, Karman Intermediate Corp., Bank of America, N.A., as Administrative Agent and Collateral Agent, and the lender parties thereto.

10.16	First Lien Credit Agreement, dated October 28, 2020, by and among Advantage Sales & Marketing Inc., as Borrower, Karman Intermediate Corp., Bank of America, N.A., as Administrative Agent and Collateral Agent, and the lender parties thereto.

14.1	Code of Business Conduct and Ethics of Advantage Solutions Inc. dated October 28, 2020

16.1	Letter from WithumSmith+Brown, PC, dated October 28, 2020

21.1	List of Subsidiaries

99.1	Press release, dated October 28, 2020

99.2	Unaudited pro forma condensed combined financial information

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2020

ADVANTAGE SOLUTIONS INC.

By:	/s/ Brian Stevens
Brian Stevens
Chief Financial Officer and Chief Operating Officer